                                                                      EXHIBIT 99


                                                          CASH FLOWS PAGE 1 OF 2


COLLECTION PERIOD: JULY 1, 2003 THROUGH JULY 31, 2003
ACCRUAL PERIOD: JULY 15, 2003 THROUGH AUGUST 14, 2003
DISTRIBUTION DATE: AUGUST 15, 2003

                                                            TRUST               SERIES           SERIES           SERIES
                                                            TOTALS              1996-1           1999-2           2000-B
                                                      -------------------  -----------------------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller                           44,291,881.90 *      2,932,635.36    3,519,162.43     2,938,500.63
Principal Collections from Seller                                   0.00 *              0.00            0.00             0.00
Investment Income on Accounts                                  18,506.57            2,415.01        2,717.42         2,391.52
Balances in Principal Funding Accounts                              0.00                0.00            0.00             0.00
Balances in Reserve Fund Accounts                          10,853,500.00        1,750,000.00    2,100,000.00     1,753,500.00
Balances in Excess Funding Accounts                                 0.00                0.00            0.00             0.00
Balance in Yield Supplement Accounts                       12,404,000.00        2,000,000.00    2,400,000.00     2,004,000.00
Other Adjustments                                                   0.00                0.00            0.00             0.00
                                                      -------------------  -----------------------------------------------------
                   TOTAL AVAILABLE                         67,567,888.47        6,685,050.38    8,021,879.85     6,698,392.15
                                                      ===================  =====================================================

AMOUNTS DISBURSED
Pass-through Interest to Series
  Note/Certificateholders                                   7,688,839.48          534,698.33      639,054.67       512,039.81
Principal Due to Note/Certificateholders                            0.00                0.00            0.00             0.00
Principal to Funding Account                                        0.00                0.00            0.00             0.00
Move Funds to the Reserve Fund Accounts                    10,853,500.00        1,750,000.00    2,100,000.00     1,753,500.00
Move Funds to the Excess Funding Accounts                           0.00                0.00            0.00             0.00
Move Funds to the Yield Supplement Accounts                12,404,000.00        2,000,000.00    2,400,000.00     2,004,000.00
Yield Supplement & Reserve Account to Seller                        0.00 *              0.00            0.00             0.00
Service Fees to Seller                                      6,705,045.79 *        416,666.67      500,000.00       417,500.00
Defaulted Amounts to Seller                                         0.00 *              0.00            0.00             0.00
Excess Collections to Seller                               29,916,503.20 *      1,983,685.38    2,382,825.18     2,011,352.34
Excess Funding Account Balance to Seller                            0.00 *              0.00            0.00             0.00
                                                      -------------------  -----------------------------------------------------
                 TOTAL DISBURSEMENTS                       67,567,888.47        6,685,050.38    8,021,879.85     6,698,392.15
                                                      ===================  =====================================================
                        Proof                                       0.00                0.00            0.00             0.00
                                                      ===================  =====================================================

                                                        SERIES           SERIES            DCMOT
                                                        2000-C           2001-A           2002-A
                                                      ---------------------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller                       2,932,635.36     5,865,270.72     11,601,634.40
Principal Collections from Seller                              0.00             0.00              0.00
Investment Income on Accounts                              2,356.67         4,421.38          1,868.70
Balances in Principal Funding Accounts                         0.00             0.00              0.00
Balances in Reserve Fund Accounts                      1,750,000.00     3,500,000.00              0.00
Balances in Excess Funding Accounts                            0.00             0.00              0.00
Balance in Yield Supplement Accounts                   2,000,000.00     4,000,000.00              0.00
Other Adjustments                                              0.00             0.00              0.00
                                                      ---------------------------------------------------
                   TOTAL AVAILABLE                     6,684,992.04    13,369,692.10     11,603,503.09
                                                      ===================================================

AMOUNTS DISBURSED
Pass-through Interest to Series
  Note/Certificateholders                                506,712.22     1,009,118.89      2,009,626.67
Principal Due to Note/Certificateholders                       0.00             0.00              0.00
Principal to Funding Account                                   0.00             0.00              0.00
Move Funds to the Reserve Fund Accounts                1,750,000.00     3,500,000.00              0.00
Move Funds to the Excess Funding Accounts                      0.00             0.00              0.00
Move Funds to the Yield Supplement Accounts            2,000,000.00     4,000,000.00              0.00
Yield Supplement & Reserve Account to Seller                   0.00             0.00              0.00
Service Fees to Seller                                   416,666.67       833,333.33      1,831,501.83
Defaulted Amounts to Seller                                    0.00             0.00              0.00
Excess Collections to Seller                           2,011,613.15     4,027,239.88      7,762,374.59
Excess Funding Account Balance to Seller                       0.00             0.00              0.00
                                                      ---------------------------------------------------
                 TOTAL DISBURSEMENTS                   6,684,992.04    13,369,692.10     11,603,503.09
                                                      ===================================================
                        Proof                                  0.00             0.00              0.00
                                                      ===================================================



                                                                         TO: JOHN BOBKO/ROBERT GRUENFEL PAUL GEKIERE
-------------------------------------------------------------------------
 * FUNDS TRANSFER TO/(FROM) BANK OF NEW YORK :                               THE BANK OF NEW YORK       DAIMLERCHRYSLER
                                        (1,329,667.09)                       (212) 815-4389/8325        (248) 512-2758
-------------------------------------------------------------------------

                                                          CASH FLOWS PAGE 2 OF 2

   DCMOT             DCMOT
   2002-B           2003-A            OTHER
-------------------------------------------------
  5,800,817.20      8,701,225.80            0.00
          0.00              0.00
        934.35          1,401.52
          0.00              0.00
          0.00              0.00
          0.00              0.00
          0.00              0.00
          0.00              0.00            0.00
-------------------------------------------------
  5,801,751.55      8,702,627.32            0.00
=================================================


    983,285.56      1,494,303.33

          0.00              0.00
          0.00              0.00
          0.00              0.00
          0.00              0.00
          0.00              0.00
          0.00              0.00
    915,750.92      1,373,626.37
          0.00              0.00
  3,902,715.07      5,834,697.61            0.00
          0.00              0.00
-------------------------------------------------
  5,801,751.55      8,702,627.32            0.00
=================================================
          0.00              0.00            0.00
=================================================

---------------------------------------------------------------------------------------------
INSTRUCTIONS TO BANK OF NEW YORK
     1. Receive funds from:

             Chrysler                                           $0.00
             Investment Income                              18,506.57
             Collection Account                          9,000,000.00 *
             Reserve & Yield Accounts                            0.00
             Balance in Excess Funding Account                   0.00
                                                        $9,018,506.57
     2. Distribute funds to:
             Series Note/Certificate Holders            $7,688,839.48
             Chrysler                                    1,329,667.09
             Trust Deposit Accounts                              0.00

                                                        $9,018,506.57

     3. Verify account balances in Collection, Funding, Reserve & Yield Supplement Accounts.
---------------------------------------------------------------------------------------------